SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):  December  7,
2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        December 7, 2005


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 7, 2005, the Board of Directors, upon the recommendation of the Compensation Committee, approved the 2006 Stock Incentive Plan, an omnibus stock plan that will permit the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards. A maximum of 300,000 shares will be available for grants of all equity awards under the 2006 Stock Incentive Plan. If approved by the shareholders, the 2006 Stock Incentive Plan will replace the Company's 2000 Stock Option Plan.

      The adoption of the 2006 Stock Incentive Plan is subject to approval of the Company's shareholders. The Company will submit the plan for approval at the annual meeting of shareholders to be held on February 1, 2006.

      As previously reported, subject to shareholder approval of the 2006 Stock Incentive Plan, the Company modified its compensation arrangements with non-employee directors to, among other matters, eliminate future grants of stock options to directors and to make an annual award to non-employee directors of 500 shares of the Company's common stock.

      In addition, subject to shareholder approval of the 2006 Stock Incentive Plan, the Compensation Committee approved, and the Board of Directors ratified, the grant of up to 16,600 shares of restricted stock to officers and key employees of the Company. If the plan is approved, these shares of restricted stock will vest in installments over a five year period commencing on January 1, 2006. The grants include the following grants to the Chief Executive Officer and four other most highly compensated executive officers:

    Name  and  Position      Number of Shares of Restricted Stock
    -------------------      ------------------------------------

    John E. Anderson                         800
    President and CEO


    David H. deVilliers, Jr.                 600
    Vice President; President,
    FRP Development Corp.

    Terry S. Phipps                          600
    President, SunBelt Transport, Inc.

    Robert E. Sandlin                        600
    President, Florida Rock & Tank
    Lines, Inc.

    Ray M. Van Landingham                    600
    Vice President, Treasurer, Secretary
    and Chief Financial Officer


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                             PATRIOT TRANSPORTATION HOLDING, INC.


Date: December 13, 2005      By:  /s/ Ray M. Van Landingham
                             -----------------------------------
                              Ray M. Van Landingham
                              Vice President, Finance and
                              Administration and Chief Financial
                              Officer


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